UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:

March 15, 2022

ProtoKinetix, Incorporated

(Exact name of registrant as specified in its charter)

Nevada	000-32917	94-3355026
State of	Commission	IRS Employer
Incorporation	File Number	Identification No.

412 Mulberry Street

Marietta, OH 45750

Address of principal executive offices

304-299-5070

Telephone number, including

Area code

Former name or former address if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A

Item 3.02 Recent Sales of Unregistered Securities

On March 18, 2022, ProtoKinetix, Incorporated (the “Company”) issued 1,000,000 units (each unit equal to one share of common stock and one warrant to purchase one share of common stock at an exercise price of $0.05) to Clarence Smith, an accredited investor in a private placement for gross proceeds of $50,000. No solicitation was used in the offering. The Company relied on the exemption from registration available under Section 4(a)(2) of the 1933 Act and/or Rule 506(b) of Regulation D promulgated under the 1933 Act with respect to transactions by an issuer not involving any public offering.  No commissions were paid in connection with these issuances of securities.  A Form D will be filed no later than 15 days from March 18, 2022.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 15, 2022, the Board of Directors (the “Board”) of the Company amended the Company’s Amended 2017 Stock Option and Stock Bonus Plan (the “2017 Plan”) to increase the number of shares of common stock of the Company reserved for issuance under the 2017 Plan from 89,700,000 to 97,700,000 to allow for further equity awards to the Company’s consultants.

On March 15, 2022, in connection with the continued service of certain directors, officers and consultants, the Board granted options pursuant to the 2017 Plan, as amended, to acquire shares of common stock of the Company as follows:

•	Clarence Smith (Director and CEO): Granted options to purchase 4,750,000 shares of common stock of the Company at an exercise price of $0.06 per share. Options to purchase 1,187,500 shares vest on March 31, 2022; thereafter, 1,187,500 vest every three months.

•	Michael Guzzetta (CFO): Granted options to purchase 1,500,000 shares of common stock of the Company at an exercise price of $0.06 per share. Options to purchase 375,000 shares vest on March 31, 2022; thereafter, 375,000 vest every three months.

•	Ed McDonough (Director): Granted options to purchase 500,000 shares of common stock of the Company at an exercise price of $0.06 per share. Options to purchase 125,000 shares vest on March 31, 2022; thereafter, 125,000 vest every three months.

•	Grant Young (Consultant): Granted options to purchase 2,000,000 shares of common stock of the Company at an exercise price of $0.06 per share. Options to purchase 500,000 shares vest on March 31, 2022; thereafter, 500,000 vest every three months.

•	Simon Shaw (Consultant): Granted options to purchase 250,000 shares of common stock of the Company at an exercise price of $0.06 per share. Options to purchase 62,500 shares vest on March 31, 2022; thereafter, 62,500 vest every three months.

•	Keith Brunt (Consultant): Granted options to purchase 1,000,000 shares of common stock of the Company at an exercise price of $0.06 per share. Options to purchase 250,000 shares vest on March 31, 2022; thereafter, 250,000 vest every three months.

The above listed options expire on March 14, 2030.

To date 94,690,000 options have been granted and remain outstanding under the 2017 Plan.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
4.1	Amendment to ProtoKinetix, Incorporated Amended 2017 Stock Option and Stock Bonus Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on the 21st day of March, 2022.

ProtoKinetix, Inc.

By:	/s/ Clarence Smith
Clarence Smith, President & CEO